UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ITC HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

N/A
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0.7520 of a Fortis common share per ITC share. ITC’s management team. No change to Fortis Targeted closing late 2016. Fortis-ITC Transaction to Enable Ongoing, Long-Term Investment in Electric Grid Fortis Inc. and ITC Holdings Corp. announced on February 9th that they have entered into an agreement and plan of merger pursuant to which Fortis will acquire ITC. Stable rates This transaction is not expected to have an adverse impact to customers, service or rates. Continued focus on customers • The Fortis approach to management is based on creating value for customers. Fortis structures its operations as separate operating companies in each jurisdiction. This approach allows local managers to continue to build relationships with, and be responsive to, customers, regulators and local communities while availing the resources of a large diversified infrastructure company. • Fortis recognizes that regulation is a key aspect of its core business and has developed a disciplined, cost-conscious asset investment and operating philosophy that is responsive to regulation. Employees retained, community presence maintained • ITC will operate as a stand-alone company under Fortis, retaining its employees, maintaining its U.S. corporate and regional operating-company offices, and continuing its community focus. • Ideal cultural fit for Fortis: – Proven track record of operational excellence – Experienced and focused on regulatory assets Proven management team • Fortis is committed to retaining ITC’s management team to lead and operate the ITC business post-transaction. • ITC’s management team will add valuable operational expertise in electric transmission to the existing utility expertise of Fortis. • At transaction’s close, a majority of ITC’s board of directors will be independent from Transaction Facts Value: Equity purchase price of US $6.9 billion (C $9.7 billion) at announcement. ITC shareholders will receive $22.57 in cash and Upon completion of the acquisition, ITC will become a subsidiary of Fortis and approximately 27% of the common shares of Fortis will be held by ITC shareholders. Employees/HQ: Fortis intends on retaining all of ITC’s employees and maintaining the corporate headquarters in Novi, Michigan. Governance: Fortis is committed to retaining management team. Approval process: Illinois, Kansas, Missouri, Oklahoma, Wisconsin; FERC, DOJ, CFIUS, FCC. Fortis’ ultimate parent corporation. Expanded platform for long-term grid development • As part of Fortis, a large utility group with a long-term focus, ITC will be in excellent position to further its record of operational excellence and strategic investments. These investments improve service reliability, expand access to power markets, allow new generating resources to interconnect to its transmission systems and lower the overall cost of delivered energy for customers. • Continued focus on NERC reliability standards. • This transaction will reduce the impacts of isolated or specific issues to ITC as a transmission-only company and allows for a higher risk tolerance in the evolving energy landscape. About Fortis: Based in St. John’s Newfoundland, Canada, Fortis is a leader in the North American electric and gas utility business. Fortis has many years of experience in transmission operations, including: UNS Energy, Central Hudson, FortisBC Electric, Newfoundland Power, Maritime Electric, FortisOntario, Fortis Turks and Caicos. Its regulated utilities serve more than three million customers across Canada and in the United States and the Caribbean. Fortis also owns long-term contracted hydroelectric generation assets in British Columbia and Belize. Visit www.fortisinc.com. About ITC: ITC owns and operates high-voltage transmission facilities in Michigan, Iowa, Minnesota, Illinois, Missouri, Kansas and Oklahoma, serving a combined peak load exceeding 26,000 megawatts along approximately 15,700 miles of transmission line. In addition, ITC is a public utility and pending transmission owner in Wisconsin. Visit www.itc-holdings.com. To learn more about the Fortis-ITC transaction, please visit (URL).3/21/2016

 Cautionary Language Concerning Forward-Looking Statements This document contains certain statements that describe ITC Holdings Corp. (“ITC”) management’s beliefs concerning the proposed transaction involving ITC and Fortis, Inc. (“Fortis”) and ITC’s future business conditions, plans and prospects, growth opportunities and the outlook for ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward-looking statements by words such as “will”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by ITC’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transactions; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements. Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise. The transaction is subject to certain conditions precedent, including regulatory approvals and approval of ITC’s shareholders. ITC cannot provide any assurance that the proposed transaction will be completed, nor can it give assurances as to the terms on which such transaction will be consummated. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of ITC by Fortis. In connection with this proposed merger, Fortis has filed with the SEC a registration statement on Form F-4 that includes the proxy statement of ITC that also constitutes a prospectus of Fortis. This communication is not a substitute for the proxy statement/prospectus or any other document ITC filed or to be filed with the SEC in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF ITC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ITC, FORTIS, THE PROPOSED MERGER AND RELATED MATTERS. The definitive proxy statement/prospectus will be mailed to shareholders of ITC. The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from ITC upon written request to ITC, Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000. PARTICIPANTS IN SOLICITATION ITC and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed merger under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of ITC may be found (when available) in its 2015 Annual Report on Form 10-K filed with the SEC on February 25, 2016, its Proxy Statement on Schedule 14A relating to its 2016 Annual Meeting of Shareholders and its Proxy Statement on Schedule 14A relating to its 2016 Special Meeting of Shareholders, in each case as filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.